UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 29, 2004

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

500 Oracle Parkway, Redwood City, California	94065

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Form 8-K/A is filed as an amendment (“Amendment No. 1) to the Current Report on Form 8-K filed by Oracle Corporation under Item 2.01 and 9.01 on January 3, 2005 (the “Initial 8-K”).

Section 2 – Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets

     Pursuant to an Agreement and Plan of Merger dated December 12, 2004 (the “Merger Agreement”) by and among Oracle Corporation, a Delaware corporation (“Oracle”), Pepper Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Oracle (“Merger Sub”), and PeopleSoft, Inc., a Delaware corporation (“PeopleSoft”), Merger Sub acquired additional shares of common stock of PeopleSoft since the shares reported on the Initial 8-K, bringing its ownership to over 97 percent of the outstanding shares of common stock of PeopleSoft. Following the initial offering period of Merger Sub’s tender offer to purchase all of the outstanding shares of common stock of PeopleSoft (the “Offer”), which expired at 12:00 midnight, New York City time, on Tuesday, December 28, 2004, and the subsequent offering period, which was extended from Tuesday, January 4, 2005 at 8:00 p.m., New York City time, to Thursday, January 6, 2005 at 8:00 p.m., New York City time, 388,679,045 shares (including 12,293,096 shares subject to guaranteed delivery) of PeopleSoft common stock were validly tendered and accepted for payment by Merger Sub as of January 6, 2005. The consideration for the shares tendered in the offer consisted of approximately $10.3 billion in cash.

     Pursuant to the terms and conditions of the Merger Agreement, on January 7, 2005, Merger Sub was merged with and into PeopleSoft, and each outstanding share of PeopleSoft common stock not tendered into the Offer (other than shares held by PeopleSoft, Oracle, Merger Sub or stockholders who properly perfect appraisal rights under Delaware law) was automatically converted into the right to receive $26.50 per share in cash, without interest.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired

     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after January 3, 2005, the date of the Initial Report to which this Amendment No. 1 is being filed.

      (b) Pro Forma Financial Information

     The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after January 3, 2005, the date of the Initial Report to which this Amendment No. 1 is being filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: January 10, 2005	By:	/s/ Daniel Cooperman

Name: Daniel Cooperman
Title: Senior Vice President, General Counsel and Secretary